EXHIBIT (25)
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                                    FORM T-1
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|
                           ---------------------------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                                 13-5160382
(State of incorporation                                  (I.R.S. employer
if not a U.S. national bank)                             identification no.)
One Wall Street, New York, N.Y.                          10286
(Address of principal executive offices)                 (Zip code)
                           ---------------------------

                             HEALTHSOUTH Corporation
               (Exact name of obligor as specified in its charter)

Delaware                                                 63-0860407
(State or other jurisdiction of                          (I.R.S. employer
incorporation or organization)                           identification no.)
One HealthSouth Parkway
Birmingham, Alabama                                      35243
(Address of principal executive offices)                 (Zip code)
                           ---------------------------

                          8-1/2% Senior Notes due 2008
                       (Title of the indenture securities)
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1.    General information.  Furnish the following information as to the Trustee:

      (A)   NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH
            IT IS SUBJECT.
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

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                       Name                                                        Address
---------------------------------------------------------------- --------------------------------------------
        Superintendent of Banks of the State of New York         2 Rector Street, New York, N.Y.  10006,
                                                                 and Albany, N.Y. 12203
        Federal Reserve Bank of New York                         33 Liberty Plaza, New York, N.Y.  10045
        Federal Deposit Insurance Corporation                    Washington, D.C.  20429
        New York Clearing House Association                      New York, New York   10005

       (B)      WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

       Yes.

2.     AFFILIATIONS WITH OBLIGOR.

       IF THE  OBLIGOR IS AN  AFFILIATE  OF THE  TRUSTEE,  DESCRIBE  EACH SUCH AFFILIATION.

       None.

16.    LIST OF EXHIBITS.

       EXHIBITS  IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION,
       ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO,  PURSUANT TO
       RULE 7A-29  UNDER THE TRUST  INDENTURE  ACT OF 1939 (THE  "ACT") AND 17
       C.F.R. 229.10(D).

       1.       A copy of the Organization Certificate of The Bank of New York
                (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement
                No.  33-6215,  Exhibits  1a  and 1b to  Form  T-1  filed  with
                Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

       4.       A copy of the  existing  By-laws  of the  Trustee.  (Exhibit  4 to Form T-1 filed  with  Registration  Statement  No. 33-31019.)

       6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement
                No. 33-44051.)

       7.       A  copy  of the  latest  report  of  condition  of  the  Trustee published  pursuant  to  law  or  to  the  requirements  of  its supervising or examining authority.
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                                    SIGNATURE

         Pursuant to the  requirements of the Act, the Trustee,  The Bank of New
York, a corporation  organized  and existing  under the laws of the State of New
York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 13th day of March, 2001.

                                                     THE BANK OF NEW YORK

                                            By:      /s/THOMAS E. TABOR
                                                 -------------------------------
                                            Name:       THOMAS E. TABOR
                                            Title:      ASSISTANT VICE PRESIDENT

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                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business December 31, 2000, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.
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

                                                                                              Dollar Amounts
ASSETS                                                                                         In Thousands
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin..                                           $3,083,720
   Interest-bearing balances...........................                                            4,949,333
Securities:
   Held-to-maturity securities.........................                                              740,315
   Available-for-sale securities.......................                                            5,328,981
Federal funds sold and  Securities  purchased  under
   agreements to sell..................................                                            5,695,708
   Loans and lease financing receivables:
   Loans and leases, net of unearned income                                                       36,590,456
   LESS: Allowance for loan and and lease losses.......                                              598,536
   LESS: Allocated transfer risk reserve...............                                               12,575
   Loans and leases, net of unearned income,                                                      35,979,345
Trading Assets.........................................                                           11,912,448
Premises and fixed assets (including capitalized                                                     763,241
Other real estate owned................................                                                2,925
Investments in unconsolidated subsidiaries and                                                       183,836
Customers' liability to this bank on acceptances                                                     424,303
Intangible assets......................................                                            1,378,477
Other assets...........................................                                            3,823,797
                                                                                                 -----------
Total assets...........................................                                          $74,266,429
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
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

LIABILITIES
Deposits:
   In domestic offices.................................                                          $28,328,548
   Noninterest-bearing.................................                                           12,637,384
   Interest-bearing....................................                                           15,691,164
   In foreign offices, Edge and Agreement                                                         27,920,690
   Noninterest-bearing.................................                                              470,130
   Interest-bearing....................................                                            27,450,560
Federal funds purchased and Securities sold under                                                  1,437,916
Demand notes issued to the U.S.Treasury................                                              100,000
Trading liabilities....................................                                            2,049,818
Other borrowed money:
   With remaining maturity of one year or less.........                                            1,279,125
   With remaining maturity of more than one year                                                           0
   With remaining maturity of more than three years....                                               31,080
Bank's liability on acceptances executed and                                                         427,110
Subordinated notes and debentures......................                                            1,646,000
Other liabilities......................................                                            4,604,478
                                                                                                  ----------
Total liabilities......................................                                           67,824,765
                                                                                                  ==========
EQUITY CAPITAL
Common stock...........................................                                            1,135,285
Surplus................................................                                            1,008,775
Undivided profits and capital reserves.................                                            4,308,492
Net unrealized holding gains (losses) on                                                              27,768
Accumulated net gains (losses) on cash flow hedges                                                         0
Cumulative foreign currency translation adjustments....                                              (38,656)
                                                                                                 -----------
Total equity capital...................................                                            6,441,664
                                                                                                 -----------
Total liabilities and equity capital...................                                          $74,266,429
                                                                                                 ===========


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         I, Thomas J.  Mastro,  Senior Vice  President  and  Comptroller  of the
above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                                Thomas J. Mastro

         We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

Thomas A. Renyi
Alan R. Griffith
Gerald L. Hassell                                                 Directors


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